Exhibit 32.1

CERTIFICATION PF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Laureate Resources & Steel Industries Inc. on Form 10-Q for the quarter ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Hany Salem, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2013	By:	/s/ Hany Salem
Hany Salem Principal Executive Officer and Principal Financial Officer